UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 9, 2005
                                                 -------------------------------

                           Marine Jet Technology Corp.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

              Nevada                  0-33297                   88-0450923
-------------------------------     -------------          ---------------------
(State or other jurisdiction         (Commission               (IRS Employer
of incorporation)                    File Number)            Identification No.)


936A Beachland Boulevard, Suite 13, Vero Beach, Florida             32963
-------------------------------------------------------        -----------------
     (Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code (772) 231-7544
                                                   -----------------------------

                  4805 158 Court NE, Redmond, Washington 98052
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

      Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934. This information may involve known and unknown risks, uncertainties and other factors that may cause Marine Jet's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe Marine Jet's future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that these projections included in these forward-looking statements will come to pass. Marine Jet's actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, Marine Jet undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On January 11, 2005, Mr. Jeff P. Jordan entered into the Securities Purchase Agreement with Keating Reverse Merger Fund, L.L.C., under which Keating agreed to purchase, and Mr. Jordan agreed to sell, an aggregate of 15,306,500 shares of common stock of Marine Jet Technology Corp. owned of record and beneficially by Mr. Jordan for a purchase price of $440,000, or $0.029 per share. Mr. Jordan resigned as our President and Treasurer and a director of Marine Jet effective on the date of this report.

      On January 20, 2005, we entered into the Assumption Agreement with Mr. Jordan and Intellijet Marine, Inc., a Nevada corporation that was then our wholly-owned subsidiary. Under the Assumption Agreement, we transferred all of our assets, except for 21,822,570 shares of common stock of Intellijet and approximately $2,500 in cash, to Intellijet. Intellijet agreed to assume all of our liabilities and obligations and to indemnify us for any loss we incur with respect to the assumed liabilities. Mr. Jordan and Intellijet also agreed to release us from any and all obligations and claims whatsoever.

      On February 4, 2005, we completed the distribution of all 21,822,570 shares of common stock of Intellijet owned of record and beneficially by us pro rata to our stockholders of record as of January 24, 2005. Pursuant to the distribution, each of our stockholders received one share of common stock of Intellijet for each one share of common stock of Marine Jet owned of record or beneficially by the stockholder on the record date. Intellijet will continue to operate its business of developing marine jet propulsion technology; supplying mechanical components under the Quick JetTM brand name; and licensing boat manufacturers to produce boats incorporating Intelllijet's systems.

      The transactions under the Assumption Agreement and the distribution had been previously approved and authorized by our board of directors.

      Following the completion of the transactions under the Assumption Agreement and the distribution, Mr. Jordan completed the sale of his shares of Marine Jet to Keating on February 9, 2005. As of the date of this report, we have 21,822,570 shares of common stock outstanding. Keating owns 15,306,500 shares, or approximately 70.1% of the outstanding shares, of our common stock. Our remaining shareholders own 6,516,070 shares of common stock, or approximately 29.9% of the outstanding shares.

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

      On January 20, 2005, pursuant to the Assumption Agreement, we transferred all of our assets, except for 21,822,570 shares of common stock of Intellijet and approximately $2,500 in cash, to Intellijet. Intellijet agreed to assume all of our liabilities and obligations and to indemnify us for any loss we incur with respect to the assumed liabilities.

      On February 4, 2005, we completed the distribution of all 21,822,570 shares of common stock of Intellijet owned of record and beneficially by us pro rata to our stockholders of record as of January 24, 2005. Pursuant to the distribution, each of our stockholders received one share of common stock of Intellijet for each one share of common stock of Marine Jet owned of record or beneficially by the stockholder on the record date. The transactions under the Assumption Agreement and the distribution had been previously approved by our board of directors.

      Following completion of the transactions under the Assumption Agreement and the distribution, we have no material assets, liabilities or ongoing operations. Nevertheless, management believes that it may be able to recover some value for its shareholders by the adoption and implementation of a plan to seek, investigate and, if the results of the investigation warrant, effectuate a business combination with a suitable privately-held company that has both business history and operating assets. Our potential success will be primarily dependent on the efforts and abilities of our new management team, who will have virtually unlimited discretion in searching for, negotiating and entering into a business combination transaction.

      Management believes that the selection of a business opportunity will be complex and extremely risky. Because of general economic conditions, rapid technological advances being made in some industries and shortages of available capital, our new management team believes that there are numerous privately-held companies seeking the perceived benefits of becoming a publicly-held corporation. Such perceived benefits may include facilitating debt financing or improving the terms on which additional equity may be sought, providing liquidity for the principals of the business, creating a means for providing stock incentives or similar benefits to key employees, providing liquidity for all stockholders and other factors.

      Potential business opportunities may occur in many different industries and at various stages of development, all of which will make the task of comparative investigation and analysis extremely difficult and complex. Our new management team believes that we will only be able to participate in one business venture. This lack of diversification should be considered a substantial risk because it will not allow us to offset potential losses from one venture against gains from another.

      Management believes that Marine Jet will offer owners of a suitable privately-held company the opportunity to acquire a controlling ownership interest in a public company:

      o In less time than would be required for a traditional initial public offering;

      o For less out-of-pocket cost than would be required for a traditional initial public offering; and

      o With a greater degree of certainty that the transaction will ultimately close.

      Nevertheless, the owners of any target company that we select will incur significant costs and expenses, including the costs of preparing the required business combination agreements and related documents, the costs of preparing a Current Report on Form 8-K describing the business combination transaction and the costs of preparing the documentation associated with future reporting under the Exchange Act.

      While our management team believes that we will be able to enter into a business combination, there can be no assurance as to how much time will elapse before a business combination is effectuated, if ever.

      In the event that a business combination is consummated, it is likely that our present shareholders will own only a small minority interest in the combined companies. In addition, as part of the terms of an acquisition transaction, our current officers and directors will ordinarily resign and be replaced by new officers and directors selected by the target company. Management does not intend to obtain shareholder approval prior to consummating any acquisition other than a statutory merger.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

      Pursuant to the terms of the Securities Purchase Agreement and effective as of the closing of the transactions under the Securities Purchase Agreement, Mr. Jeff P. Jordan resigned as the President, the Treasurer and a director of Marine Jet, Mrs. Martha A. Jordan resigned as the Secretary and a director of Marine Jet and Wilbur Sebree, resigned as a director of Marine Jet. Mr. Kevin R. Keating was appointed President, Treasurer, Secretary and sole director of Marine Jet pursuant to the terms of the Securities Purchase Agreement and effective as of the closing of the transactions under the Securities Purchase Agreement. Concurrently, Marine Jet's principal executive office was moved to 936A Beachland Boulevard, Suite 13, Vero Beach, Florida 32963.

      Mr. Keating is an investment executive and for the past nine years has been the Branch Manager of the Vero Beach, Florida, office of Brookstreet Securities Corporation. Brookstreet is a full-service, national network of independent investment professionals. Mr. Keating services the investment needs of private clients with special emphasis on equities. For more than 35 years, he has been engaged in various aspects of the investment brokerage business. Mr. Keating began his Wall Street career with the First Boston Company in New York in 1965. From 1967 through 1974, he was employed by several institutional research boutiques where he functioned as Vice President Institutional Equity Sales. From 1974 until 1982, Mr. Keating was the President and Chief Executive Officer of Douglas Stewart, Inc., a New York Stock Exchange member firm. Since 1982, he has been associated with a variety of firms as a registered representative servicing the needs of individual investors. Mr. Keating is 64 years of age.

      To our knowledge, neither Mr. Keating nor any of his affiliates currently beneficially owns any equity securities or rights to acquire any securities of Marine Jet, and none of these persons has been involved in any transaction with Marine Jet or any of its directors, executive officers or affiliates that is required to be disclosed pursuant to the rules and regulations of the Securities and Exchange Commission other than with respect to the transactions that have been described in this report. To our knowledge, Mr. Keating is not currently a director of, nor does he hold any position with, Marine Jet, nor does he have a familial relationship with any director or executive officer of Marine Jet.

      On January 13, 2005, we filed the Information Statement with the U.S. Securities and Exchange Commission, pursuant to Section 14(f) of the Exchange Act and Rule 14f-1 promulgated under the Exchange Act, announcing the proposed changed in control of Marine Jet. The Information Statement was mailed on January 13, 2005, to our stockholders of record as of January 11, 2005.

      Other than the agreements and transactions described in this report, we know of no arrangements that may result in a change in control of Marine Jet.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

      Effective as of February 9, 2005, Mr. Jeff P. Jordan resigned as the President, the Treasurer and a director of Marine Jet, Mrs. Martha A. Jordan resigned as the Secretary and a director of Marine Jet and Wilbur Sebree,, resigned as a director of Marine Jet. These resignations were not the result of any disagreement between Marine Jet and any of the resigning officers and/or directors.

      Effective as of February 9, 2005, Mr. Kevin R. Keating was appointed our President, Secretary, Treasurer and sole director.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

      (b) Pro forma financial information.

      The unaudited pro forma information is based on the historical financial statements of Marine Jet giving effect to the assumptions and adjustments in the accompanying notes to the pro forma financial statements. These unaudited pro forma financial statements may not be indicative of the results that actually would have occurred if the transactions had taken place on the dates indicated.

                                                 Marine Jet
                                               Technology, Inc.      Pro Forma         Pro Forma
                                              Consolidated Total     Adjustments         Total
                                                   ---------          ---------         ---------

                                                    2/1/2005                             2/1/2005
                                                  (unaudited)                           (unaudited)

 ASSETS
Current assets
    Cash                                           $   2,549                            $   2,549
                                                   ---------                            ---------
      Total current assets                             2,549                                2,549

Fixed assets, net                                     11,258            (11,258)(a)            --
Intangible assets, net                                38,933            (38,933)(a)            --
                                                   ---------                            ---------

Total assets                                       $  52,740                            $   2,549
                                                   =========                            =========

 LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
    Accounts payable and accrued liabilities       $   1,751              1,751 (a)     $      --
    Notes payable to stockholder                      13,286             13,286 (a)            --
    Notes payable                                     30,467             30,467 (a)            --
                                                   ---------                            ---------
      Total current liabilities                       45,504                                   --

Long term debts                                           --                                   --
                                                   ---------                            ---------

Total liabilities                                     45,504                                   --

Stockholders' equity
    Common stock                                      21,823                               21,823
    Additional paid-in capital                       289,855                              289,855
    Accumulated deficit during development stage    (304,442)             4,687 (a)      (309,129)
                                                   ---------                            ---------
      Total stockholders' equity                       7,236                                2,549
                                                   ---------          ---------         ---------

Total liabilities and stockholders' equity         $  52,740          $      --         $   2,549
                                                   =========          =========         =========

(a) Adjustment to give effect to the transfer of Marine Jet assets to Intellijet Marine, the assumption of Marine Jet liabilities by Intellijet Marine, and the subsequent distribution of all Intellijet Marine shares to the Marine Jet shareholders, as if the transactions occurred as of the end of the period presented.

                                                                  Marine Jet
                                                               Technology, Inc.        Pro Forma              Pro Forma
                                                              Consolidated Total       Adjustments              Total
                                                                  ------------        ------------           ----------
                                                                   Period from                               Period from
                                                                January 1, 2005 to                        January 1, 2005 to
                                                                February 1, 2005                          February 1, 2005
                                                                   (unaudited)                               (unaudited)
Revenues                                                          $         --        $         --           $       --

Operating expenses
   General and administrative expenses                                   2,406              (2,406)(a)               --
   Depreciation and amortization                                           633                (633)(a)               --
                                                                  ------------        ------------           ----------
          Total operating expenses                                       3,039              (3,039)                  --

Loss from operations                                                    (3,039)              3,039                   --

Other income (expense)
   Interest expense                                                        (88)             88 (a)                   --
                                                                  ------------        ------------           ----------
          Total other income (expense)                                     (88)                 88                   --
                                                                  ------------        ------------           ----------

Income before income taxes                                              (3,127)              3,127                   --
Income taxes                                                                --                  --                   --
                                                                  ------------        ------------           ----------

Net income                                                        $     (3,127)       $      3,127           $       --
                                                                  ============        ============           ==========

Net loss per basic and fully diluted common shares                $      (0.00)                              $       --
                                                                  ============        ============           ==========

Weighted average number of common shares outstanding              $ 21,822,570                               21,822,570
                                                                  ============        ============           ==========

(a) Adjustment to give effect to the transfer of Marine Jet assets to Intellijet Marine, the assumption of Marine Jet liabilities by Intellijet Marine, and the subsequent distribution of all Intellijet Marine shares to the Marine Jet shareholders, as if the transactions occurred as of the beginning of the period presented.

                                                  Marine Jet
                                                 Technology, Inc.     Pro Forma        Pro Forma
                                               Consolidated Total    Adjustments         Total
                                                   -----------       -----------       -----------
                                                    12/31/2004                          12/31/2004
                                                    (unaudited)                        (unaudited)
 ASSETS
Current assets
    Cash                                           $       879       $      (879)(a)   $        --
                                                   -----------                         -----------
      Total current assets                                 879                                  --

Fixed assets, net                                       11,891           (11,891)(a)            --
Intangible assets, net                                  38,845           (38,845)(a)            --
                                                   -----------                         -----------

Total assets                                       $    51,615                         $        --
                                                   ===========                         ===========

 LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
    Accounts payable and accrued liabilities       $        --                         $        --
    Notes payable to stockholder                        13,286        13,286 (a)                --
    Notes payable                                       30,467        30,467 (a)                --
                                                   -----------                         -----------
      Total current liabilities                         43,753                                  --

Long term debts                                             --                                  --
                                                   -----------                         -----------

Total liabilities                                       43,753                                  --

Stockholders' equity
    Common stock                                        21,823                              21,823
    Additional paid-in capital                         287,355                             287,355
    Accumulated deficit during development stage      (301,316)        7,862 (a)          (309,178)
                                                   -----------                         -----------
      Total stockholders' equity                         7,862                                  --
                                                   -----------       -----------       -----------

Total liabilities and stockholders' equity         $    51,615       $        --       $        --
                                                   ===========       ===========       ===========

(a) Adjustment to give effect to the transfer of Marine Jet assets to Intellijet Marine, the assumption of Marine Jet liabilities by Intellijet Marine, and the subsequent distribution of all Intellijet Marine shares to the Marine Jet shareholders, as if the transactions occurred as of the end of the period presented.

                                                         Marine Jet
                                                       Technology, Inc.     Pro Forma           Pro Forma
                                                      Consolidated Total   Adjustments            Total
                                                       ------------        ------------         ------------

                                                        Year Ended                              Year Ended
                                                     December 31, 2004                       December 31, 2004
                                                        (unaudited)                            (unaudited)
Revenues                                               $         --        $         --         $         --

Operating expenses
    General and administrative expenses                     147,187            (123,574)(a)           23,613
    Depreciation and amortization                             7,595              (7,595)(a)               --
                                                       ------------        ------------         ------------
      Total operating expenses                              154,782            (131,169)              23,613

Loss from operations                                       (154,782)            131,169              (23,613)

Other income (expense)
    Interest expense                                         (1,050)                 --               (1,050)
                                                       ------------        ------------         ------------
      Total other income (expense)                           (1,050)                 --               (1,050)
                                                       ------------        ------------         ------------

Income before income taxes                                 (155,832)            131,169              (24,663)
Income taxes                                                     --                  --                   --
                                                       ------------        ------------         ------------

Net income                                             $   (155,832)       $    131,169         $    (24,663)
                                                       ============        ============         ============

Net loss per basic and fully diluted common shares     $      (0.01)                            $      (0.00)
                                                       ============                             ============

Weighted average number of common shares outstanding     21,094,979                               21,094,979
                                                       ============                             ============

(a) Adjustment to give effect to the transfer of Marine Jet assets to Intellijet Marine, the assumption of Marine Jet liabilities by Intellijet Marine, and the subsequent distribution of all Intellijet Marine shares to the Marine Jet shareholders, as if the transactions occurred as of the beginning of the period presented.

(c) Exhibits.

Exhibit Number    Description of Exhibit

10 Assumption Agreement dated effective as of January 20, 2005, among Marine Jet Technology Corp., Intellijet Marine, Inc., and Jeff P. Jordan

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 10, 2005                MARINE JET TECHNOLOGY CORP.
                                       (Registrant)


                                       By: /s/ Kevin R. Keating
                                           -------------------------------------
                                           Kevin R. Keating, President

                                  EXHIBIT INDEX

Exhibit Number    Description of Exhibit

10 Assumption Agreement dated effective as of January 20, 2005, among Marine Jet Technology Corp., Intellijet Marine, Inc., and Jeff P. Jordan